AMENDMENT NO. 1

TO THE

CONVERTIBLE NOTE DEED

BY AND BETWEEN

DIGITAL TURBINE AUSTRALIA PTY LTD, MANDALAY DIGITAL GROUP, INC.

AND ZINGO (AUST) PTY LTD

This Amendment No. 1 (the “Amendment”) is dated and effective July 11, 2013 (the “Effective Date”) and is by and between Digital Turbine Australia Pty. Ltd. (“Digital”), Mandalay Digital Group, Inc. ( “Mandalay”) and Zingo (Aust) Pty Ltd. (“Zingo”).

WHEREAS, Digital, Mandalay and Zingo (each a “Party” and collectively, the “Parties”) are all Parties to that certain Convertible Note Deed, dated April 12, 2013 (the “Agreement”), entered into in connection with that certain Share Sale Agreement, dated April 12, 2013 among Digital, Digital Turbine, Inc., Mandalay, certain Vendors listed therein and certain Coventors listed therein (as such terms are defined such agreement) (the “Share Sale Agreement”); and

WHEREAS, the Parties desire to modify the terms and conditions of the Agreement.

Notwithstanding anything to the contrary contained in the Agreement, and in consideration of the mutual promises, covenants and conditions contained in the Agreement and herein the Parties hereby covenant and agree to the foregoing and as follows:

1)	Capitalized Terms. Capitalized terms herein will have the meanings identified in the Agreement unless otherwise defined in this Amendment.

2)	Repayment of Principal and Interest. Concurrent with the entry of the Parties into this Amendment, Mandalay shall repay the sum of AUD$280,000 of Face Value borrowed under the Agreement and shall pay the sum of AUD$34,200 representing all outstanding Interest due and accrued under the Agreement as of the Effective Date, to Zingo, or as Zingo directs in writing prior to the Effective Date, in cash. The Parties agree that the sum of AUD$2,000,000 of Face Value shall remain outstanding under the Agreement following Effective Date.

3)	Amendment of Maturity Date. The term “Maturity Date” as it is defined in clause 1.1 of the Agreement is hereby amended as set forth below.

“Maturity Date means 150 days from the date of this Deed unless that date is not a Business Day in which case the previous Business Day.”

4)	Issuance of Common Stock. Concurrent with the entry of the Parties into this Amendment, Mandalay must issue to each of the following parties (each a “New Stockholder”) that number of shares[1] of common stock, par value $0.0001 per share of Mandalay set out next to that New Stockholders’ name in column 4 of the following table (the “New Common Stock”):

Party	Address	Relevant percentage	New Common Stock
Mirror Image Media Group Pty Limited ACN 094 064 070		15.476	9,280
RHP Interests Pty Ltd ACN		15.476	9,280
Eleven Eleven Holdings Pty Limited ACN		15.476	9,280

1 Calculated as AUD$240,000 x 0.9119 (exchange rate as of 7/8/13) = $218,856 / $3.65 = 59,961 shares (rounded to nearest share to adjust for fractional shares).

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M4H Pty Limited ACN 113 217 020	15.476	9,280
Tricky Pty Ltd ACN	15.476	9,280
Zingo (Aust) Pty Ltd ACN	15.476	9,280
Kirstie Brown	2.209	1,325
Connelly Superannuation Pty Ltd ACN 137 554 388 (nominee of Garry Connelly)	2.209	1,325
Timothy McKnight	2.725	1,634
Aggregate New Common Stock	1.000	59,964

5)	Registration Rights.

a) S-1 or S-3 Filing. Mandalay shall use it commercially reasonable efforts to file a Form S-1 or S-3 under the Securities Act of 1933 (the “Act”) prior to August 31, 2013 (the “Outside Filing Date”) for the purpose of registering the New Common Stock with the U.S. Securities and Exchange Commission (the “SEC”).

b) Repurchase Right Upon Failure to File Form S-1. Upon the occurrence of the Form S-1 or Form S-3 not being filed with the SEC on or prior to the Outside Filing Date, Zingo shall have the right on behalf of each New Stockholder for a period of thirty (30) days, by written notice to Mandalay, to require Mandalay to repurchase any or all of the New Common Stock on the repurchase date that is five business days after the date of delivery of such notice to Mandalay at a price equal to the closing price of the New Common Stock on the NASDAQ Capital Markets Exchange on the date of issuance.

6)	Below Transaction Price Equity Financing. In the event that, prior to the Maturity Date, as amended by this Amendment, Mandalay issues shares of common stock to any third party in an equity financing entered into primarily for the purpose of raising capital (a “Subsequent Equity Financing”), at a price less than US$3.65 per share (the “Offered Price”), then Mandalay must within ten (10) business days of closing the Subsequent Equity Financing issue to each New Stockholder, for no consideration, that number of shares of Mandalay’s common stock (or, in Mandalay’s discretion, the cash equivalent thereof) calculated in accordance with the following formula:

N = RP x (A x B)

Where N= the number of shares to be issued to each New Stockholder under this clause 6);

RP = the relevant percentage of each New Stockholder as set out in column 3 of the table in clause 4);

A = the difference of US$3.65 minus the Offered Price; and

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B = the aggregate number of shares of New Common Stock plus the aggregate of the shares of Mandalay’s common stock issued pursuant to Section 2.1(b)(iii) of the Share Sale Agreement and pursuant to Section 3.2(a)(ii) of that certain Cancellation Deed between the Entitlement Holders, MIH, Mandalay and Zingo, dated April 12, 2013 (as adjusted for any splits, reverse splits, recombination or reclassification of securities that occurred following the completion date under the Share Sale Agreement);

7)	No Other Changes. Unless otherwise modified in this Amendment, all other terms of the Agreement and the Exhibits and Schedules thereto are not terminated or waived by this Amendment and shall remain in full force and effect without modification.

8)	Warranties. Digital and Mandalay each represent and warranty that each of the warranties set out in clause 3.1 of the Agreement (with any necessary amendments for context) is true and accurate on the date of this Deed.

9)	Application of provisions in the Agreement. Clauses 1, 3.1, 5, 6 and 7 of the Agreement apply as if set out in full in this Deed with any necessary amendments for context.

[SIGNATURE PAGE FOLLOWS]

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Executed as a deed and delivered on the Effective Date

SIGNED, SEALED and DELIVERED by DIGITAL TURBINE AUSTRALIA PTY LTD ACN 163 117 253 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Andrew Schleimer	/s/ Lisa Lucero
Signature of director	Signature of director/secretary
(Please delete as applicable}

Andrew Schleimer	Lisa Lucero
Name (print)	Name (print)

SIGNED, SEALED and DELIVERED by MANDALAY DIGITAL GROUP INC. by:

/s/ Peter Adderton
Signature of authorized person

Peter Adderton
Name / capacity (print)

SIGNED, SEALED and DELIVERED by ZINGO (AUST) PTY LTD ACN 114 185 269 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Jonathan Mooney	/s/ Georgina Mooney
Signature of director	Signature of director/secretary
(Please delete as applicable}

Jonathan Mooney	Georgina Mooney
Name (print)	Name (print)

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